Exhibit 99.1

Five Point Holdings, LLC Reports Fourth Quarter and Year-End 2019 Results

Fourth Quarter 2019

•	Sold 781 homesites at Valencia (formerly Newhall Ranch) in the fourth quarter of 2019 and closed on 711 of these homesites generating proceeds from the closed homesites of approximately $135 million.

•	Company maintains ample liquidity of $470.8 million at December 31, 2019.

Irvine, CA, March 16, 2020 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its fourth quarter and year-end 2019 results. Emile Haddad, Chairman and CEO, said, “The end of last year marked an inflection point for our company as we had our first homesite sales in December at Valencia/Newhall. A lot has changed over the past three weeks. While we hope that the unprecedented conditions facing the country and the economy will be short-lived, we believe we are well positioned to withstand these challenges. Our balance sheet remains strong, and we have the ability to quickly adjust our land development expenditures in response to changing market conditions. We look forward to the opportunities that await us once we have weathered this storm.”

Fourth Quarter 2019 Consolidated Results

Liquidity and Capital Resources

As of December 31, 2019, total liquidity of $470.8 million was comprised of cash and cash equivalents totaling $346.8 million and borrowing availability of $124.0 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $3.0 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.

Results of Operations for the Three Months Ended December 31, 2019

Revenues. Revenues of $146.9 million for the three months ended December 31, 2019 were primarily generated from land sales at our Valencia segment.

Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $2.1 million for the three months ended December 31, 2019 comprised of a $1.1 million loss from our 37.5% percentage interest in the Great Park Venture and a $1.1 million loss from our 75% interest in the Gateway Commercial Venture.

Selling, general, and administrative. Selling, general, and administrative expenses were $26.0 million for the three months ended December 31, 2019.

Net income. Consolidated net income for the quarter was $15.1 million. The net income attributable to noncontrolling interests totaled $8.7 million, resulting in net income attributable to the Company of $6.4 million.

Segment Results

Valencia Segment (formerly Newhall). Total segment revenues were $140.6 million for the fourth quarter of 2019. Revenues were mainly attributable to the sale of land entitled for 711 homesites on approximately 59 acres in Valencia. Initial gross proceeds from the sale were $135.2 million representing the base purchase price. Cost of land sales was $97.1 million, or 69.4% of land sale revenues for the fourth quarter. Selling, general, and administrative expenses were $3.4 million for the three months ended December 31, 2019.

San Francisco Segment. Total segment revenues were $1.0 million for the fourth quarter of 2019. Revenues during the quarter were mostly attributable to fees generated from management agreements. Selling, general, and administrative expenses were $3.8 million for the three months ended December 31, 2019.

Great Park Segment. Total segment revenues were $45.0 million for the fourth quarter of 2019. Revenues were mainly attributable to the sale of land entitled for 69 homesites on approximately seven acres at the Great Park Neighborhoods. Initial gross proceeds from the sale were $37.9 million representing the base purchase price. The Great Park segment’s net income for the quarter was $5.5 million, which included a net loss of $0.2 million from management services and net income of $5.7 million attributed to the Great Park Venture. We do not include the Great Park Venture as a consolidated subsidiary in our consolidated financial statements, but rather account for it as an equity method investee. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $1.1 million for the three months ended December 31, 2019.

Commercial Segment. Total segment revenues were $8.5 million from tenant leases at the Five Point Gateway Campus and property management services provided by us to the Gateway Commercial Venture during the fourth quarter of 2019. Segment expenses were mostly comprised of depreciation, amortization and interest expense totaling $7.7 million. Segment net loss was approximately $1.3 million, which included net income of $0.1 million from management services and a net loss of $1.4 million attributed to the Gateway Commercial Venture. We do not include the Gateway Commercial Venture as a consolidated subsidiary in our consolidated financial statements, but rather account for it as an equity method investee. Our share of equity in loss from the Gateway Commercial Venture totaled $1.1 million for the three months ended December 31, 2019.

Conference Call Information

In conjunction with this release, Five Point will host a conference call today, Monday, March 16, 2020 at 5:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (888) 394-8218 (domestic) or (720) 452-9217 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 8373226. The telephonic replay will be available until 11:59 p.m. Eastern Time on March 30, 2020.

About Five Point

Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:

Bob Wetenhall, 949-349-1087

bob.wetenhall@fivepoint.com

or

Media:

Steve Churm, 949-349-1034

steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
REVENUES:
Land sales	$139,946	$11	$140,020	$133
Land sales—related party	228	233	923	900
Management services—related party	5,891	6,610	39,580	40,976
Operating properties	841	1,091	3,857	6,981

Total revenues	146,906	7,945	184,380	48,990

COSTS AND EXPENSES:
Land sales	97,113	(345)	97,113	(165)
Management services	5,698	3,426	28,492	23,962
Operating properties	1,077	553	5,565	5,077
Selling, general, and administrative	25,957	15,152	103,586	98,983

Total costs and expenses	129,845	18,786	234,756	127,857

OTHER INCOME:
Adjustment to payable pursuant to tax receivable agreement	—	—	—	1,928
Interest income	1,350	3,048	7,844	11,767
Gain on settlement of contingent consideration—related party	—	—	64,870	—
Miscellaneous	22	101	48	8,573

Total other income	1,372	3,149	72,762	22,268

EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(2,136)	(3,531)	2,327	(2,163)

INCOME (LOSS) BEFORE INCOME TAX (PROVISION) BENEFIT	16,297	(11,223)	24,713	(58,762)
INCOME TAX PROVISION	(1,179)	(9,183)	(2,445)	(9,183)

NET INCOME (LOSS)	15,118	(20,406)	22,268	(67,945)
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	8,718	(6,103)	13,235	(33,231)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,400	$(14,303)	$9,033	$(34,714)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.09	$(0.22)	$0.13	$(0.53)
Diluted	$0.09	$(0.22)	$0.13	$(0.53)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,302,138	65,790,066	66,261,968	65,002,387
Diluted	145,596,608	65,790,066	145,491,898	65,002,387
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$(0.00)	$0.00	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,269,524	79,112,145	79,221,176	79,859,730

FIVE POINT HOLDINGS, LLC

CONSOLIDATED BALANCE SHEETS

(In thousands, except shares)

(Unaudited)

	December 31, 2019	December 31, 2018
ASSETS
INVENTORIES	$1,889,761	$1,696,084
INVESTMENT IN UNCONSOLIDATED ENTITIES	533,239	532,899
PROPERTIES AND EQUIPMENT, NET	32,312	31,677
INTANGIBLE ASSET, NET—RELATED PARTY	80,350	95,917
CASH AND CASH EQUIVALENTS	346,833	495,694
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,741	1,403
RELATED PARTY ASSETS	97,561	61,039
OTHER ASSETS	22,903	9,179

TOTAL	$3,004,700	$2,923,892

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$616,046	$557,004
Accounts payable and other liabilities	167,711	161,139
Related party liabilities	127,882	178,540
Deferred income tax liability, net	11,628	9,183
Payable pursuant to tax receivable agreement	172,633	169,509

Total liabilities	1,095,900	1,075,375

REDEEMABLE NONCONTROLLING INTEREST	25,000	—

CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2019—68,788,257 shares; 2018—66,810,980 shares
Class B common shares; No par value; Issued and outstanding: 2019—79,233,544 shares; 2018—78,838,736 shares
Contributed capital	571,532	556,521
Retained earnings	42,844	33,811
Accumulated other comprehensive loss	(2,682)	(3,306)

Total members’ capital	611,694	587,026
Noncontrolling interests	1,272,106	1,261,491

Total capital	1,883,800	1,848,517

TOTAL	$3,004,700	$2,923,892

FIVE POINT HOLDINGS, LLC

SUPPLEMENTAL DATA

(In thousands)

(Unaudited)

Liquidity

December 31, 2019
Cash and cash equivalents	$346,833
Borrowing capacity (1)	124,000

Total liquidity	$470,833

(1)

As of December 31, 2019, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of $1.0 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

December 31, 2019
Debt (1)	$625,000

Total capital	1,883,800

Total capitalization	$2,508,800

Debt to total capitalization	24.9%

(1)

For purposes of this calculation, debt is not the same as the calculation of “Consolidated Funded Indebtedness” under the Company’s revolving credit facility and Senior Notes indenture, which would include a $102.4 million related party contractual reimbursement obligation. Prior to the second quarter of 2019, the Company presented this calculation inclusive of the reimbursement obligation.

Segment Results

Valencia (formerly Newhall)

The following table summarizes the results of operations of our Valencia segment for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$139,946	$11	$140,020	$133
Land sales—related party	7	12	38	16
Operating properties	651	910	3,132	6,252

Total revenues	140,604	933	143,190	6,401

Costs and expenses
Land sales	97,113	(345)	97,113	(241)
Operating properties	1,077	553	5,565	5,077
Selling, general, and administrative	3,418	3,260	14,782	15,391

Total costs and expenses	101,608	3,468	117,460	20,227

Other income	20	102	49	7,024

Segment income (loss)	$39,016	$(2,433)	$25,779	$(6,802)

San Francisco

The following table summarizes the results of operations of our San Francisco segment for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$221	$221	$885	$884
Operating property	190	181	725	729
Management services—related party	569	656	2,385	4,397

Total revenues	980	1,058	3,995	6,010

Costs and expenses
Land sales	—	—	—	76
Management services	247	185	1,102	1,015
Selling, general, and administrative	3,790	4,768	17,873	22,979

Total costs and expenses	4,037	4,953	18,975	24,070

Other income—gain on settlement of contingent consideration, related party	—	—	64,870	—

Segment (loss) income	$(3,057)	$(3,895)	$49,890	$(18,060)

Great Park

The following table summarizes the results of operations of our Great Park segment for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$38,956	$714	$137,699	$171,775
Land sales—related party	798	2,541	133,271	3,914
Management services—related party	5,226	5,282	36,873	35,090

Total revenues	44,980	8,537	307,843	210,779

Costs and expenses
Land sales	26,350	2	179,836	118,115
Management services	5,451	3,241	27,390	22,947
Selling, general, and administrative	10,685	6,165	37,436	32,322
Management fees—related party	(2,144)	7,141	22,301	24,999

Total costs and expenses	40,342	16,549	266,963	198,383

Interest income	818	423	3,489	2,815

Segment income (loss)	$5,456	$(7,589)	$44,369	$15,211

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the consolidated statements of operations for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Segment net income (loss) from operations	$5,456	$(7,589)	$44,369	$15,211
Less net (loss) income of management company attributed to the Great Park segment	(225)	2,041	9,483	12,143

Net income (loss) of Great Park Venture	5,681	(9,630)	34,886	3,068

The Company’s share of net income (loss) of the Great Park Venture	2,130	(3,611)	13,082	1,151
Basis difference (amortization) accretion	(3,206)	1,349	(6,900)	(2,057)

Equity in (loss) earnings from the Great Park Venture	$(1,076)	$(2,262)	$6,182	$(906)

Commercial

The following table summarizes the results of operations of our Commercial segment for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$6,389	$6,256	$25,881	$25,501
Rental and related income—related party	2,060	1,079	8,276	1,079
Property management services—related party	96	672	322	1,489

Total revenues	8,545	8,007	34,479	28,069

Costs and expenses
Rental operating expenses	2,026	1,932	7,120	4,705
Interest	3,954	3,937	16,892	11,563
Depreciation	2,743	2,109	10,972	7,632
Amortization	1,039	1,024	4,129	4,098
Other expenses	101	25	184	258

Total costs and expenses	9,863	9,027	39,297	28,256

Segment loss	$(1,318)	$(1,020)	$(4,818)	$(187)

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the consolidated statements of operations for the three and twelve months ended December 31, 2019 and 2018.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Segment net loss from operations	$(1,318)	$(1,020)	$(4,818)	$(187)
Less net income of management company attributed to the Commercial segment	96	672	322	1,489

Net loss of Gateway Commercial Venture	(1,414)	(1,692)	(5,140)	(1,676)

Equity in loss from the Gateway Commercial Venture	$(1,060)	$(1,269)	$(3,855)	$(1,257)